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                                                                    EXHIBIT 23.4


                         CONSENT OF INDEPENDENT AUDITORS

The Board of Directors
MidCity Financial Corporation:

We consent to the use of our report included herein and to the reference to our firm under the heading "Experts" in the prospectus.


/s/ KPMG LLP
Chicago, Illinois
June 29, 2001